15. Income Taxes (Details-Deferred Tax Assets) - USD ($)	Dec. 31, 2019	Dec. 31, 2018
Deferred income tax asset
Net operating loss carryforwards	$ 1,746,762	$ 1,053,876
Intangibles	9,215	0
Means & entertainment	815	305
Interest	39,827	39,670
Impairment	151,129	0
Total deferred income tax asset	1,947,748	1,093,851
Less: valuation allowance	1,947,748	1,093,851
Total deferred income tax asset	$ 0	$ 0